                                                                    Exhibit 99.9

May-2002                              1998-A                              Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                             CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                 $2,611,210,024.32
Beginning of the Month Finance Charge Receivables:                            $  136,943,111.55
Beginning of the Month Discounted Receivables:                                $            0.00
Beginning of the Month Total Receivables:                                     $2,748,153,135.87

Removed Principal Receivables:                                                $            0.00
Removed Finance Charge Receivables:                                           $            0.00
Removed Total Receivables:                                                    $            0.00

Additional Principal Receivables:                                             $            0.00
Additional Finance Charge Receivables:                                        $            0.00
Additional Total Receivables:                                                 $            0.00

Discounted Receivables Generated this Period:                                 $            0.00

End of the Month Principal Receivables:                                       $2,591,799,604.05
End of the Month Finance Charge Receivables:                                  $  134,031,322.06
End of the Month Discounted Receivables:                                      $            0.00
End of the Month Total Receivables:                                           $2,725,830,926.11

Special Funding Account Balance                                               $            0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)               $1,666,000,000.00
End of the Month Transferor Amount                                            $  925,799,604.05
End of the Month Transferor Percentage                                                    35.72%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                    $   58,507,162.48
     60-89 Days Delinquent                                                    $   43,015,353.38
     90+ Days Delinquent                                                      $   80,230,396.52

     Total 30+ Days Delinquent                                                $  181,752,912.38
     Delinquent Percentage                                                                 6.67%

Defaulted Accounts During the Month                                           $   17,901,500.32
Annualized Default Percentage                                                              8.23%


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May-2002                                1998-A                            Page 2


Principal Collections                                           $303,800,303.30
Principal Payment Rate                                                    11.63%

Total Payment Rate                                                        12.56%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $370,500,000.00
     Class B Initial Invested Amount                            $ 57,000,000.00
     Class C Initial Invested Amount                            $ 47,500,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $475,000,000.00

     Class A Invested Amount                                    $468,000,000.00
     Class B Invested Amount                                    $ 72,000,000.00
     Class C Invested Amount                                    $ 60,000,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $600,000,000.00

     Class A Adjusted Invested Amount                           $468,000,000.00
     Class B Adjusted Invested Amount                           $ 72,000,000.00
     Class C Adjusted Invested Amount                           $ 60,000,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $600,000,000.00

PREFUNDED AMOUNT                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                            22.98%
PRINCIPAL ALLOCATION PERCENTAGE                                           22.98%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                $ 69,806,787.01

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                   $  9,449,441.59

MONTHLY SERVICING FEE                                           $    750,000.00

INVESTOR DEFAULT AMOUNT                                         $  4,113,380.43


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May-2002                               1998-A                             Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                           $7,955,564.44
     Other Amounts                                                $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $7,955,564.44

     Class A Monthly Interest                                     $  853,710.00
     Class A Servicing Fee                                        $  585,000.00
     Class A Investor Default Amount                              $3,208,436.73

TOTAL CLASS A EXCESS SPREAD                                       $3,308,417.71

CLASS A REQUIRED AMOUNT                                           $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                           $1,223,932.99
     Other Amounts                                                $        0.00


TOTAL CLASS B AVAILABLE FUNDS                                     $1,223,932.99

     Class B Monthly Interest                                     $  147,840.00
     Class B Servicing Fee                                        $   90,000.00

TOTAL CLASS B EXCESS SPREAD                                       $  986,092.99
CLASS B INVESTOR DEFAULT AMOUNT                                   $  493,605.66
CLASS B REQUIRED AMOUNT                                           $  493,605.66

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                     $   75,000.00


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May-2002                            1998-A                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $5,239,454.86

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  493,605.66

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  567,538.04

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $  125,000.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $4,053,311.16

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May-2002                            1998-A                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,016,673.35

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                    $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                 $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                  $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                 $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                    $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.11%
    Base Rate (Prior Month)                                                4.13%
    Base Rate (Two Months Ago)                                             4.16%
                                                                        -------
THREE MONTH AVERAGE BASE RATE                                              4.13%

    Portfolio Yield (Current Month)                                       12.17%
    Portfolio Yield (Prior Month)                                         11.12%
    Portfolio Yield (Two Months Ago)                                      13.96%
                                                                        -------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.41%

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May-2002                            1998-A                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $69,806,787.01

INVESTOR DEFAULT AMOUNT                                           $ 4,113,380.43

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $73,920,167.44

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                            $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                            $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie Klein
                                           ------------------------------
                                           Tracie H. Klein
                                           First Vice President